SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 30, 2004
                                                --------------------------------


                              THE SOUTHERN COMPANY
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

          Delaware                      1-3526               58-0690070
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File  (IRS Employer Identification
      of incorporation)                 Number)                  No.)


          270 Peachtree Street, NW, Atlanta, Georgia              30303
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code       (404) 506-5000
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.         Other Events and Regulation FD Disclosure.

         On June 30, 2004, an employee of a subsidiary of The Southern Company ("Southern Company") filed a complaint in the United States District Court for the Northern District of Georgia alleging violations of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and naming as defendants Southern Company, Southern Company Services, Inc., the Employee Savings Plan Committee, the Pension Fund Investment Review Committee, certain current and former members of those committees, Merrill Lynch Trust Company, FSB and "Unknown Defendants 1-100." The plaintiff seeks to represent a purported class of individuals who were participants in or beneficiaries of The Southern Company Employee Savings Plan (the "Plan") at any time since April 2, 2001 whose Plan accounts included investments in Mirant Corporation ("Mirant") common stock.

         The complaint alleges that the defendants breached their fiduciary duties under ERISA by, among other things, failing to investigate whether Mirant stock was an appropriate investment option for the Plan and by failing to inform Plan participants that Mirant stock was not an appropriate investment for their retirement assets based on Mirant's alleged improper energy trading and accounting practices, mismanagement and dire circumstances. The plaintiff seeks class-wide equitable and monetary relief.

         The Plan is a 401(k) defined contribution plan and is one of several retirement plans that Southern Company provides for substantially all employees. Participants direct the investment of their Plan account balances into various available investment options, including Southern Company common stock. Upon the spin-off of Mirant on April 2, 2001, all holders of Southern Company common stock, including any Plan participants, received Mirant common stock as a dividend. The Mirant stock received by Plan participants was held by the Plan's trust in a "Mirant Stock Fund." The Plan allowed participants five years from the date of the spin-off to transfer funds out of the Mirant Stock Fund at any time of their choosing into another Plan fund. Plan participants were not permitted to make any additional investment in the Mirant Stock Fund or to later reinvest funds in the Mirant Stock Fund that were previously transferred out of that Fund.

         Southern Company denies any wrongdoing and intends to defend this action vigorously. The final outcome of this matter cannot now be determined.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     July 16, 2004                                 THE SOUTHERN COMPANY



                                                        By /s/Tommy Chisholm
                                                             Tommy Chisholm
                                                               Secretary